UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

PhaseBio Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Great Valley Parkway, Suite 30 Malvern, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

(610) 981-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01    Regulation FD Disclosure.

On August 14, 2019, PhaseBio Pharmaceuticals Inc. (the “Company”) hosted a live webcast to announce receipt of minutes from its End-of-Phase 1 Meeting with the U.S. Food and Drug Administration (the “FDA”) and alignment with the FDA on a single, non-randomized Phase 3 trial to support the submission of a Biologics License Application (“BLA”) for potential accelerated approval of PB2452. A copy of the slides to be presented during the webcast is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On August 14, 2019, the Company will make available an updated version of its corporate presentation on the Company’s website. A copy of the updated corporate presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

Item 8.01    Other Events.

On August 14, 2019, the Company issued a press release announcing the receipt of minutes of the End-of-Phase 1 Meeting with the FDA and alignment on a single, non-randomized Phase 3 trial to support the submission of a BLA for potential accelerated approval of PB2452. The full text of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Presentation, Dated August 14, 2019.

99.2	Corporate Presentation, dated August 2019.

99.3

Press Release, dated August 14, 2019, titled “PhaseBio Announces Receipt of Minutes of End-of-Phase 1 Meeting with the FDA and Alignment on a Single, Non-Randomized Phase 3 Trial to Support BLA Submission for PB2452.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: August 14, 2019	By:	/s/ John Sharp
John Sharp
Chief Financial Officer